LAW OFFICES OF DAVID F. MICHAIL

A PROFESSIONAL CORPORATION

PO BOX 3480   BIG BEAR CITY, CALIFORNIA 92314

TEL: 310-993-5085

       EMAIL: DAVID.MICHAIL@METLAWGROUP.COM

ADMITTED TO PRACTICE IN CALIFORNIA, DISTRICT OF COLUMBIA, VIRGINIA AND COLORADO

February 11, 2014

Via Electronic Mail

citadeletfinc@gmail.com

Citadel ETF, Inc. Attn: Gary DeRoos

Dear Mr. DeRoos:

As per Section 4.2 (b) of Escrow Instructions No: CITSPAR121013-2774 (the “Escrow Instructions”), I am enclosing herewith the Proof of Funds Statement dated February 11, 2014 from JP Morgan Chase Bank for IOLTA Account No: 939632774, Spartacus Project 1. These funds have been remitted on instruction of Spartacus Partners Corporation as the Spartacus Escrow

Deposit (as defined in the Escrow Instructions, as amended). Thank you for your attention to this matter.

Regards,

David Michail, President

LAW OFFICES OF DAVID F. MICHAIL, APC Escrow Agent

DFM

/enclosure.

CC: Shannon Newby; Andrew Glass

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